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                                                                   EXHIBIT 10.72


                           INDEMNIFICATION AGREEMENT

        This Indemnification Agreement (the "Agreement") is made as of July 31,
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1998, by and between HOB Entertainment, Inc., a Delaware corporation (the
"Company"), and Chase Venture Capital Associates, L.P. ("Chase"), for the
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benefit of Chase and certain related persons and entities as more fully set forth below.

                                   RECITALS:

        A. Chase is presently a stockholder of the Company and has indicated that, through an affiliate, Chase/HOB 1998 Partners (GC), L.L.C. ("Chase HOB"),
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it is willing to make a substantial additional investment in the stock of the
Company.

        B. In order to induce Chase to cause its affiliate to make such further investment in the Company, the Company has agreed to indemnify Chase and certain related persons or entities as follows.

                                   AGREEMENT:

        1.  Indemnity.  The Company agrees, to the fullest extent permitted by
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applicable law, to indemnify and hold harmless Chase, each director, officer, employee, agent, advisor, partner, affiliate and stockholder of Chase, and any person affiliated with any of such persons (including, without limitation, (i) Chase Capital Partners and each of its partners and (ii) Chase HOB and each of its members), against any and all Expenses (as defined below), costs, losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), promptly as such amounts are incurred, to which they, or any of them, may become subject insofar as such losses, claims, damages or liabilities arise out of or are based upon or in any manner relate to any claim, complaint or other allegation initiated by a party other than a party entitled to indemnification hereunder, with respect to (i) the status of Chase as a stockholder of the Company prior to the completion of the offering of Class D Preferred Stock by the Company, (ii) the acquisition of shares of stock of the Company by Chase HOB pursuant to the Class D Preferred Stock Purchase Agreement (the "Purchase Agreement") and its participation in the transactions
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contemplated thereby or (iii) the participation by Chase or any of the related persons and entities identified above in planning, structuring, obtaining approval of, or participating in the transactions contemplated by the Purchase Agreement, whether such event participating in the transactions contemplated by the Purchase Agreement, whether such event took place before or after the execution of this Agreement. The right to indemnity provided in this Agreement is in addition to any obligation which the Company may otherwise have

        2.  Expenses.  As used in the Agreement, the term "Expenses" shall be
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interpreted broadly and include (without limitation) damages, judgments, fines, penalties, settlements and costs, attorneys' fees and disbursements and costs of attachment or similar bonds,
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investigations, and any expenses of establishing a right to indemnification under this Agreement.

        3. Procedures. In the event that any indemnified party proposes to
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assert the right to be indemnified under Section 1, such party will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against the Company under this Agreement, notify the Company of the commencement of such action, suit or proceeding, enclosing a copy of all papers served; provided, however,
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that the omission so to notify the Company of any such action, suit or proceeding shall not, however, relieve the Company from any liability unless, and only to the extent that, the Company is actually prejudiced by such delay.
In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the Company of the commencement thereof, the Company shall be entitled to participate in, and, to the extent that it wishes, to assume the defense thereof, with outside counsel reasonably satisfactory to such indemnified party, provided that such defense may only be
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assumed by the Company if (i) the company confirms in writing its responsibility to indemnify the indemnified party in full in respect of such proceeding, without any reservation of rights and (ii) the indemnified party is satisfied, in its reasonable judgment, that the Company possesses the financial resources to defend and resolve such claim. Throughout the pendency of any claim, the indemnified party shall nonetheless retain its right, at the Company's expense, to employ separate counsel of its choice in any such action in order to monitor the proceedings, including to monitor the Company's compliance with its duty to defend fully such indemnified party in respect thereof and the Company shall provide such counsel with full access to its counsel and the related proceedings; provided, however, that the Company shall be responsible for the
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expenses of only one such counsel (and any necessary local counsel) for all parties entitled to indemnification under this Agreement. If the Company assumes the defense of any such proceeding, no settlement with respect to such proceeding will be made involving any indemnified party without the prior written consent of all indemnified parties, which consent shall not be unreasonably withheld.

        4. Enforcement. If a proper claim or request under this Agreement is not
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paid by the Company, or on its behalf, within thirty days after a written claim or request has been received by the Company, the indemnified party may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim or request and if successful in whole or in part, the indemnified party shall also be entitled to be paid all Expenses of prosecuting such suit. The Company shall have the right to recoup from the Indemnitee the amount of any item or items of Expenses theretofore paid by the Company pursuant to this Agreement, to the extent such Expenses are not reasonable in nature or amounts; provided, however, that the Company shall have the burden of proving such
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Expenses to be unreasonable. The burden of proving that the indemnified party is not entitled to indemnification for any other reason shall be upon the Company.

        5. Subrogation.  In the event of payment under this Agreement, the
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Company shall be subrogated to the extent of such payment to all of the rights of recovery of the

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indemnified party, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

     6.   Partial Indemnification.  If the indemnified party is entitled under
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any provision of this Agreement to indemnification by the Company for some or a portion of Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the indemnified party for the portion of such Expenses to which the indemnified party is entitled.

     7.   Counterparts.  This Agreement may be executed in any number of
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counterparts, all of which taken together shall constitute one instrument.

     8.   Governing Law.  This Agreement shall be governed by and construed in
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accordance with Delaware law, without regard to the conflicts of law provisions thereof.

     9.   Saving Clause.  The intention of this parties is to indemnify Chase
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and the other persons and entities affiliated therewith which constitute indemnified parties hereunder to the greatest permitted by applicable law in connection with the transactions and actions identified above. Accordingly, wherever there is conflict between any provision of this Agreement and any applicable present or future statute, law or regulation contrary to which the Company and the indemnified party have no legal right to contract, the latter shall prevail, but in such event the affected provisions of this Agreement shall be curtailed and restricted to the extent, but only to the extent, necessary to bring them within applicable legal requirements.

                           (Signature Page Follows)
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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.

                                        HOB ENTERTAINMENT, INC.


                                        By  /s/ Gregory A. Trojan
                                          ----------------------------
                                                    President


                                        CHASE VENTURE CAPITAL ASSOCIATES, L.P.

                                        By:  Chase Capital Partners
                                             General Partner


                                       By   /s/ David L. Ferguson
                                         ---------------------------------
                                               Authorized Signatory

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